UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22609

Oppenheimer Global High Yield Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: May 31

Date of reporting period: 8/31/2016

Item 1. Schedule of Investments.

CONSOLIDATED

STATEMENT OF INVESTMENTS August 31, 2016 Unaudited

	Principal Amount	Value
U.S. Government Obligation—1.0%
United States Treasury Nts., 1.50%, 8/15/26 (Cost $587,327)	$590,000	$585,690

Foreign Government Obligation—0.5%
Banco Nacional de Comercio Exterior SNC (Cayman Islands), 3.80% Sub. Nts., 8/11/26[1,2] (Cost $303,446)	305,000	306,876

Corporate Loans—0.3%
Caesars Entertainment Resort Properties LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.00%, 10/11/20[2]	46,061	45,236
IPC Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 8/6/21[2]	54,313	50,782
Pharmaceutical Product Development LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 4.25%, 8/18/22[2]	64,673	64,964
Quicksilver Resources, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.00%, 6/21/19[2,3]	155,000	30,613
Total Corporate Loans (Cost $307,579)		191,595
Corporate Bonds and Notes—89.1%
Consumer Discretionary—19.0%
Auto Components—2.2%
Dana Financing Luxembourg Sarl, 6.50% Sr. Unsec. Nts., 6/1/26[1]	110,000	115,500
Gates Global LLC/Gates Global Co., 6% Sr. Unsec. Nts., 7/15/22[1]	95,000	90,725
Goodyear Tire & Rubber Co. (The):
5.00% Sr. Unsec. Nts., 5/31/26	60,000	62,962
5.125% Sr. Unsec. Nts., 11/15/23	140,000	147,000
7.00% Sr. Unsec. Nts., 5/15/22	130,000	138,775
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875% Sr. Unsec. Nts., 2/1/22	250,000	234,687
Lear Corp., 4.75% Sr. Unsec. Nts., 1/15/23	210,000	219,975
MPG Holdco I, Inc., 7.375% Sr. Unsec. Nts., 10/15/22	245,000	253,727
Tenneco, Inc., 5% Sr. Unsec. Nts., 7/15/26	45,000	46,463
		1,309,814
Automobiles—0.4%
General Motors Co., 5% Sr. Unsec. Nts., 4/1/35	175,000	184,740
ZF North America Capital, Inc., 4.50% Sr. Unsec. Nts., 4/29/22[1]	65,000	68,981
		253,721
Distributors—0.3%
LKQ Corp., 4.75% Sr. Unsec. Nts., 5/15/23	144,000	146,160
Hotels, Restaurants & Leisure—4.4%
1011778 B.C. ULC/New Red Finance, Inc., 6% Sec. Nts., 4/1/22[1]	145,000	152,069
Aramark Services, Inc., 4.75% Sr. Unsec. Nts., 6/1/26[1]	65,000	65,494
Boyd Gaming Corp.:
6.375% Sr. Unsec. Nts., 4/1/26[1]	75,000	80,625

1 OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Hotels, Restaurants & Leisure (Continued)
Boyd Gaming Corp.: (Continued)
6.875% Sr. Unsec. Nts., 5/15/23	$70,000	$75,950
Caesars Entertainment Resort Properties LLC, 11% Sec. Nts., 10/1/21	65,000	67,356
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc., 9.375% Sec. Nts., 5/1/22	45,000	45,562
Carlson Wagonlit BV, 6.875% Sr. Sec. Nts., 6/15/19[1]	140,000	145,005
CEC Entertainment, Inc., 8% Sr. Unsec. Nts., 2/15/22	15,000	15,075
Churchill Downs, Inc., 5.375% Sr. Unsec. Nts., 12/15/21	105,000	109,725
Greektown Holdings LLC/Greektown Mothership Corp., 8.875% Sr. Sec. Nts., 3/15/19[1]	150,000	159,000
Hilton Escrow Issuer LLC/Hilton Escrow Issuer Corp., 4.25% Sr. Sec. Nts., 9/1/24[1]	45,000	46,069
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.625% Sr. Unsec. Nts., 10/15/21	120,000	124,166
International Game Technology plc, 6.25% Sr. Sec. Nts., 2/15/22[1]	195,000	211,087
Isle of Capri Casinos, Inc., 5.875% Sr. Unsec. Nts., 3/15/21	50,000	52,437
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC:
5.00% Sr. Unsec. Nts., 6/1/24[1]	110,000	115,634
5.25% Sr. Unsec. Nts., 6/1/26[1]	90,000	95,850
Landry’s, Inc., 9.375% Sr. Unsec. Nts., 5/1/20[1]	205,000	216,019
MCE Finance Ltd., 5% Sr. Unsec. Nts., 2/15/21[1]	90,000	91,104
MGM Growth Properties Operating Partnership LP/MGP Escrow Co.-Issuer, Inc., 5.625% Sr. Unsec. Nts., 5/1/24[1]	110,000	119,625
MGM Resorts International:
6.00% Sr. Unsec. Nts., 3/15/23	105,000	114,251
6.625% Sr. Unsec. Nts., 12/15/21	45,000	50,737
6.75% Sr. Unsec. Nts., 10/1/20	90,000	101,025
NCL Corp. Ltd., 5.25% Sr. Unsec. Nts., 11/15/19[1]	50,000	51,063
Penn National Gaming, Inc., 5.875% Sr. Unsec. Nts., 11/1/21	45,000	47,025
PF Chang’s China Bistro, Inc., 10.25% Sr. Unsec. Nts., 6/30/20[1]	50,000	47,875
Six Flags Entertainment Corp., 4.875% Sr. Unsec. Nts., 7/31/24[1]	45,000	46,013
Viking Cruises Ltd., 8.50% Sr. Unsec. Nts., 10/15/22[1]	130,000	115,050
		2,560,891
Household Durables—2.3%
Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc.:
4.625% Sr. Sec. Nts., 5/15/23[1]	70,000	71,575
7.25% Sr. Unsec. Nts., 5/15/24[1]	110,000	117,562
Beazer Homes USA, Inc., 6.625% Sec. Nts., 4/15/18	85,000	86,602
KB Home:
7.00% Sr. Unsec. Nts., 12/15/21	45,000	48,263
7.625% Sr. Unsec. Nts., 5/15/23	100,000	107,000
Lennar Corp., 4.75% Sr. Unsec. Nts., 11/15/22	220,000	232,650
Meritage Homes Corp., 7.15% Sr. Unsec. Nts., 4/15/20	105,000	116,550
Newell Brands, Inc., 5% Sr. Unsec. Nts., 11/15/23[1]	20,000	21,288

2 OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Household Durables (Continued)
PulteGroup, Inc.:
4.25% Sr. Unsec. Nts., 3/1/21	$40,000	$42,050
5.50% Sr. Unsec. Nts., 3/1/26	65,000	69,672
6.00% Sr. Unsec. Nts., 2/15/35	10,000	10,250
Standard Industries, Inc., 5.50% Sr. Unsec. Nts., 2/15/23[1]	20,000	21,300
Taylor Morrison Communities, Inc./Monarch Communities, Inc.:
5.25% Sr. Unsec. Nts., 4/15/21[1]	150,000	154,875
5.875% Sr. Unsec. Nts., 4/15/23[1]	90,000	94,500
Toll Brothers Finance Corp., 4.375% Sr. Unsec. Nts., 4/15/23	115,000	118,163
		1,312,300
Media—6.9%
Altice Financing SA, 6.50% Sec. Nts., 1/15/22[1]	115,000	121,756
Altice Finco SA, 8.125% Sec. Nts., 1/15/24[1]	170,000	178,925
AMC Entertainment, Inc., 5.75% Sr. Sub. Nts., 6/15/25	70,000	72,106
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75% Sr. Unsec. Nts., 2/15/26[1]	90,000	96,525
Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.375% Sr. Unsec. Nts., 9/15/20[1]	215,000	222,525
Charter Communications Operating LLC/Charter Communications Operating Capital:
4.908% Sr. Sec. Nts., 7/23/25[1]	115,000	127,022
6.484% Sr. Sec. Nts., 10/23/45[1]	95,000	117,157
Cinemark USA, Inc., 4.875% Sr. Unsec. Nts., 6/1/23	45,000	46,350
Clear Channel Worldwide Holdings, Inc., Series B, 6.50% Sr. Unsec. Nts., 11/15/22	75,000	78,937
Columbus Cable Barbados Ltd., 7.375% Sr. Unsec. Nts., 3/30/21[1]	205,000	220,119
DISH DBS Corp.:
5.875% Sr. Unsec. Nts., 11/15/24	260,000	257,400
7.75% Sr. Unsec. Nts., 7/1/26[1]	35,000	37,432
DreamWorks Animation LLC, 6.875% Sr. Unsec. Nts., 8/15/20[1]	105,000	110,775
Entercom Radio LLC, 10.50% Sr. Unsec. Nts., 12/1/19	40,000	41,950
Gray Television, Inc.:
5.875% Sr. Unsec. Nts., 7/15/26[1]	180,000	188,100
7.50% Sr. Unsec. Nts., 10/1/20	115,000	119,744
iHeartCommunications, Inc., 9% Sr. Sec. Nts., 12/15/19	75,000	60,937
LIN Television Corp., 6.375% Sr. Unsec. Nts., 1/15/21	105,000	110,119
MDC Partners, Inc., 6.50% Sr. Unsec. Nts., 5/1/24[1]	45,000	42,975
Mediacom LLC/Mediacom Capital Corp., 7.25% Sr. Unsec. Nts., 2/15/22	115,000	120,894
Nexstar Broadcasting, Inc.:
6.125% Sr. Unsec. Nts., 2/15/22[1]	70,000	72,800
6.875% Sr. Unsec. Nts., 11/15/20	140,000	146,300
Nexstar Escrow Corp., 5.625% Sr. Unsec. Nts., 8/1/24[1]	120,000	122,700
SFR Group SA, 6% Sr. Sec. Nts., 5/15/22[1]	225,000	230,794
Sinclair Television Group, Inc.:
5.625% Sr. Unsec. Nts., 8/1/24[1]	75,000	78,308
6.125% Sr. Unsec. Nts., 10/1/22	215,000	228,437

3 OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Media (Continued)
Sirius XM Radio, Inc.:
5.375% Sr. Unsec. Nts., 7/15/26[1]	$95,000	$97,969
6.00% Sr. Unsec. Nts., 7/15/24[1]	20,000	21,525
TEGNA, Inc., 5.50% Sr. Unsec. Nts., 9/15/24[1]	70,000	74,112
Tribune Media Co., 5.875% Sr. Unsec. Nts., 7/15/22	50,000	51,375
Univision Communications, Inc.:
5.125% Sr. Sec. Nts., 5/15/23[1]	20,000	20,900
5.125% Sr. Sec. Nts., 2/15/25[1]	185,000	194,019
8.50% Sr. Unsec. Nts., 5/15/21[1]	30,000	31,215
UPCB Finance VI Ltd., 6.875% Sr. Sec. Nts., 1/15/22[1]	100,000	105,375
Virgin Media Secured Finance plc, 5.50% Sr. Sec. Nts., 8/15/26[1]	65,000	68,088
VTR Finance BV, 6.875% Sr. Sec. Nts., 1/15/24[1]	120,000	126,264
		4,041,929
Multiline Retail—0.4%
Dollar Tree, Inc., 5.75% Sr. Sec. Nts., 3/1/23	215,000	232,469
Specialty Retail—1.3%
CST Brands, Inc., 5% Sr. Unsec. Nts., 5/1/23	65,000	69,062
GameStop Corp., 5.50% Sr. Unsec. Nts., 10/1/19[1]	125,000	127,812
L Brands, Inc.:
6.625% Sr. Unsec. Nts., 4/1/21	105,000	121,800
6.875% Sr. Unsec. Nts., 11/1/35	125,000	137,188
Sally Holdings LLC/Sally Capital, Inc.:
5.625% Sr. Unsec. Nts., 12/1/25	90,000	97,920
5.75% Sr. Unsec. Nts., 6/1/22	70,000	73,413
Toys R US Property Co. II LLC, 8.50% Sr. Sec. Nts., 12/1/17	115,000	115,431
		742,626
Textiles, Apparel & Luxury Goods—0.8%
Hanesbrands, Inc.:
4.625% Sr. Unsec. Nts., 5/15/24[1]	40,000	42,050
4.875% Sr. Unsec. Nts., 5/15/26[1]	45,000	47,137
Levi Strauss & Co.:
5.00% Sr. Unsec. Nts., 5/1/25	110,000	114,675
6.875% Sr. Unsec. Nts., 5/1/22	25,000	26,687
PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	90,000	93,150
Springs Industries, Inc., 6.25% Sr. Sec. Nts., 6/1/21	130,000	136,013
		459,712
Consumer Staples—3.2%
Beverages—0.3%
Constellation Brands, Inc.:
4.25% Sr. Unsec. Nts., 5/1/23	100,000	107,187
4.75% Sr. Unsec. Nts., 11/15/24	75,000	82,125
		189,312
Food & Staples Retailing—0.7%
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC, 6.625% Sr. Unsec. Nts., 6/15/24[1]	65,000	69,947
Ingles Markets, Inc., 5.75% Sr. Unsec. Nts., 6/15/23	45,000	47,054

4 OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Food & Staples Retailing (Continued)
New Albertsons, Inc., 7.45% Sr. Unsec. Nts., 8/1/29	$65,000	$64,350
Omnicare, Inc., 4.75% Sr. Unsec. Nts., 12/1/22	30,000	33,531
Performance Food Group, Inc., 5.50% Sr. Unsec. Nts., 6/1/24[1]	45,000	46,856
Rite Aid Corp., 6.125% Sr. Unsec. Nts., 4/1/23[1]	110,000	119,166
SUPERVALU, Inc., 6.75% Sr. Unsec. Nts., 6/1/21	65,000	61,425
US Foods, Inc., 5.875% Sr. Unsec. Nts., 6/15/24[1]	10,000	10,525
		452,854
Food Products—1.3%
Dean Foods Co., 6.50% Sr. Unsec. Nts., 3/15/23[1]	140,000	149,100
JBS USA LLC/JBS USA Finance, Inc., 5.75% Sr. Unsec. Nts., 6/15/25[1]	100,000	102,000
Land O’ Lakes, Inc., 6% Sr. Unsec. Nts., 11/15/22[1]	55,000	59,950
Pilgrim’s Pride Corp., 5.75% Sr. Unsec. Nts., 3/15/25[1]	115,000	119,312
Post Holdings, Inc., 6.75% Sr. Unsec. Nts., 12/1/21[1]	95,000	102,244
TreeHouse Foods, Inc., 6% Sr. Unsec. Nts., 2/15/24[1]	85,000	93,181
WhiteWave Foods Co. (The), 5.375% Sr. Unsec. Nts., 10/1/22	115,000	130,525
		756,312
Household Products—0.2%
Spectrum Brands, Inc.:
6.125% Sr. Unsec. Nts., 12/15/24	25,000	27,094
6.375% Sr. Unsec. Nts., 11/15/20	80,000	83,300
		110,394
Personal Products—0.5%
Avon International Operations, Inc., 7.875% Sr. Sec. Nts., 8/15/22[1]	105,000	108,552
Edgewell Personal Care Co., 4.70% Sr. Unsec. Nts., 5/24/22	10,000	10,412
Revlon Consumer Products Corp., 5.75% Sr. Unsec. Nts., 2/15/21	110,000	113,025
Revlon Escrow Corp., 6.25% Sr. Unsec. Nts., 8/1/24[1]	45,000	46,800
		278,789
Tobacco—0.2%
Vector Group Ltd., 7.75% Sr. Sec. Nts., 2/15/21	100,000	106,250
Energy—13.1%
Energy Equipment & Services—0.5%
Eletson Holdings, Inc., 9.625% Sr. Sec. Nts., 1/15/22[1]	260,000	191,100
Endeavor Energy Resources LP/EER Finance, Inc., 7% Sr. Unsec. Nts., 8/15/21[1]	50,000	50,625
Hornbeck Offshore Services, Inc., 5.875% Sr. Unsec. Nts., 4/1/20	45,000	27,675
		269,400
Oil, Gas & Consumable Fuels—12.6%
Anadarko Petroleum Corp., 5.55% Sr. Unsec. Nts., 3/15/26	145,000	160,691
Antero Resources Corp., 6% Sr. Unsec. Nts., 12/1/20	195,000	200,606
Bill Barrett Corp., 7.625% Sr. Unsec. Nts., 10/1/19	60,000	50,100
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.125% Sr. Unsec. Nts., 11/15/22[1]	50,000	48,375
California Resources Corp., 8% Sec. Nts., 12/15/22[1]	152,000	103,360

5 OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Carrizo Oil & Gas, Inc., 6.25% Sr. Unsec. Nts., 4/15/23	$190,000	$188,575
Cenovus Energy, Inc., 5.70% Sr. Unsec. Nts., 10/15/19	65,000	69,868
Cheniere Corpus Christi Holdings LLC, 7% Sr. Sec. Nts., 6/30/24[1]	155,000	166,625
Chesapeake Energy Corp., 8% Sec. Nts., 12/15/22[1]	137,000	130,835
Concho Resources, Inc., 5.50% Sr. Unsec. Unsub. Nts., 4/1/23	100,000	103,750
CONSOL Energy, Inc., 5.875% Sr. Unsec. Nts., 4/15/22	90,000	81,900
Continental Resources, Inc., 5% Sr. Unsec. Nts., 9/15/22	135,000	131,287
Cosan Luxembourg SA, 7% Sr. Unsec. Nts., 1/20/27[1]	260,000	275,275
DCP Midstream LLC:
4.75% Sr. Unsec. Nts., 9/30/21[1]	30,000	29,700
5.35% Sr. Unsec. Nts., 3/15/20[1]	165,000	168,300
DCP Midstream Operating LP, 3.875% Sr. Unsec. Nts., 3/15/23	75,000	71,625
Denbury Resources, Inc., 9% Sec. Nts., 5/15/21[1]	45,000	46,462
Devon Financing Co. LLC, 7.875% Sr. Unsec. Nts., 9/30/31	84,000	103,214
Encana Corp., 3.90% Sr. Unsec. Nts., 11/15/21	70,000	69,523
Energy Transfer Equity LP, 5.875% Sr. Sec. Nts., 1/15/24	365,000	375,950
EnLink Midstream Partners LP, 4.40% Sr. Unsec. Nts., 4/1/24	137,000	133,373
EP Energy LLC/Everest Acquisition Finance, Inc.:
6.375% Sr. Unsec. Nts., 6/15/23	65,000	35,913
7.75% Sr. Unsec. Nts., 9/1/22	90,000	49,725
9.375% Sr. Unsec. Nts., 5/1/20	10,000	6,500
Gazprom Neft OAO Via GPN Capital SA, 6% Sr. Unsec. Nts., 11/27/23[1]	100,000	107,500
Gazprom OAO Via Gaz Capital SA, 7.288% Sr. Unsec. Nts., 8/16/37[1]	265,000	312,382
Genesis Energy LP/Genesis Energy Finance Corp., 5.75% Sr. Unsec. Nts., 2/15/21	50,000	49,875
Halcon Resources Corp., 12% Sec. Nts., 2/15/22[1]	17,000	15,853
Laredo Petroleum, Inc., 6.25% Sr. Unsec. Nts., 3/15/23	130,000	124,475
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23[1]	175,000	174,125
Marathon Oil Corp., 2.80% Sr. Unsec. Nts., 11/1/22	105,000	96,113
MEG Energy Corp., 6.50% Sr. Unsec. Nts., 3/15/21[1]	115,000	94,875
MPLX LP:
4.875% Sr. Unsec. Nts., 12/1/24[1]	115,000	117,753
4.875% Sr. Unsec. Nts., 6/1/25[1]	60,000	61,299
Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc., 8.125% Sr. Sec. Nts., 11/15/21[1]	245,000	187,425
Newfield Exploration Co., 5.625% Sr. Unsec. Nts., 7/1/24	95,000	98,563
Oasis Petroleum, Inc., 6.875% Sr. Unsec. Nts., 1/15/23	105,000	97,388
ONEOK, Inc., 7.50% Sr. Unsec. Nts., 9/1/23	140,000	155,400
Pacific Exploration & Production Corp., 5.625% Sr. Unsec. Nts., 1/19/25[1,3]	300,000	54,000
Petrobras Global Finance BV:
5.625% Sr. Unsec. Nts., 5/20/43	100,000	77,625
8.375% Sr. Unsec. Nts., 5/23/21	240,000	258,828
8.75% Sr. Unsec. Nts., 5/23/26	200,000	220,040

6 OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
QEP Resources, Inc., 5.25% Sr. Unsec. Nts., 5/1/23	$100,000	$98,500
Range Resources Corp.:
5.00% Sr. Sub. Nts., 8/15/22	110,000	109,450
5.00% Sr. Sub. Nts., 3/15/23	100,000	99,250
Rice Energy, Inc., 6.25% Sr. Unsec. Nts., 5/1/22	90,000	92,700
Sabine Pass Liquefaction LLC:
5.625% Sr. Sec. Nts., 3/1/25	220,000	233,475
5.75% Sr. Sec. Nts., 5/15/24	25,000	26,688
5.875% Sr. Sec. Nts., 6/30/26[1]	55,000	59,056
Sanchez Energy Corp.:
6.125% Sr. Unsec. Nts., 1/15/23	90,000	71,550
7.75% Sr. Unsec. Nts., 6/15/21	50,000	43,750
SM Energy Co., 6.50% Sr. Unsec. Nts., 1/1/23	100,000	98,500
Southwestern Energy Co., 5.80% Sr. Unsec. Nts., 1/23/20	105,000	105,525
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.50% Sr. Unsec. Nts., 8/15/22	55,000	52,181
Sunoco LP/Sunoco Finance Corp., 6.375% Sr. Unsec. Nts., 4/1/23[1]	90,000	93,150
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 5.50% Sr. Unsec. Nts., 9/15/24[1,4]	45,000	46,238
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
4.125% Sr. Unsec. Nts., 11/15/19	70,000	70,875
5.00% Sr. Unsec. Nts., 1/15/18	80,000	82,000
Tengizchevroil Finance Co. International Ltd., 4% Sec. Nts., 8/15/26[1]	215,000	214,785
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.875% Sr. Unsec. Nts., 10/1/20	39,000	40,170
Whiting Petroleum Corp., 5.75% Sr. Unsec. Nts., 3/15/21	180,000	161,100
Williams Partners LP/ACMP Finance Corp., 6.125% Sr. Unsec. Nts., 7/15/22	65,000	67,585
WPX Energy, Inc., 6% Sr. Unsec. Nts., 1/15/22	65,000	63,538
YPF SA, 8.50% Sr. Unsec. Nts., 3/23/21[1]	205,000	222,425
Zhaikmunai LLP, 6.375% Sr. Unsec. Nts., 2/14/19[1]	100,000	93,770
		7,351,312
Financials—11.1%
Capital Markets—2.4%
Affinion Group, Inc., 7.875% Sr. Unsec. Nts., 12/15/18	105,000	68,775
Brookfield Residential Properties, Inc., 6.50% Sr. Unsec. Nts., 12/15/20[1]	165,000	170,362
Drawbridge Special Opportunities Fund LP/Drawbridge Special Opportunities Finance Corp., 5% Sr. Unsec. Nts., 8/1/21[1]	125,000	119,687
First Data Corp.:
5.00% Sr. Sec. Nts., 1/15/24[1]	150,000	153,187
5.75% Sec. Nts., 1/15/24[1]	70,000	71,925
7.00% Sr. Unsec. Nts., 12/1/23[1]	300,000	315,750
KCG Holdings, Inc., 6.875% Sr. Sec. Nts., 3/15/20[1]	120,000	118,200
MPH Acquisition Holdings LLC, 7.125% Sr. Unsec. Nts., 6/1/24[1]	45,000	48,488

7 OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Capital Markets (Continued)
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25% Sec. Nts., 5/15/23[1]	$45,000	$49,163
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., 6.125% Sr. Sec. Nts., 8/15/21[1]	35,000	36,138
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc., 6.375% Sr. Unsec. Nts., 5/1/22[1]	55,000	56,375
Springleaf Finance Corp.:
5.25% Sr. Unsec. Nts., 12/15/19	155,000	159,069
8.25% Sr. Unsec. Nts., 12/15/20	45,000	49,275
		1,416,394
Commercial Banks—3.3%
Australia & New Zealand Banking Group Ltd., 6.75% Jr. Sub. Perpetual Bonds[1,2,5]	40,000	45,026
Banco Hipotecario SA, 9.75% Sr. Unsec. Nts., 11/30/20[1]	235,000	267,606
BankAmerica Capital III, 1.25% Jr. Sub. Nts., 1/15/27[2]	35,000	30,144
CIT Group, Inc., 5% Sr. Unsec. Nts., 8/15/22	230,000	244,375
Constellis Holdings LLC/Constellis Finance Corp., 9.75% Sec. Nts., 5/15/20[1]	110,000	106,425
CorpGroup Banking SA, 6.75% Sr. Unsec. Nts., 3/15/23[1]	215,000	210,431
Moon Wise Global Ltd., 9% Sub. Perpetual Bonds[2,5]	205,000	227,888
OPE KAG Finance Sub, Inc., 7.875% Sr. Unsec. Nts., 7/31/23[1]	275,000	262,625
Sberbank of Russia Via SB Capital SA, 5.50% Sub. Nts., 2/26/24[1,2]	225,000	225,000
Turkiye Halk Bankasi AS, 5% Sr. Unsec. Nts., 7/13/21[1]	200,000	197,750
Turkiye Vakiflar Bankasi TAO, 6.875% Sub. Nts., 2/3/25[1,2]	100,000	100,648
		1,917,918
Consumer Finance—1.7%
Ahern Rentals, Inc., 7.375% Sec. Nts., 5/15/23[1]	110,000	75,900
Ally Financial, Inc.:
4.25% Sr. Unsec. Nts., 4/15/21	65,000	67,112
4.625% Sr. Unsec. Nts., 5/19/22	115,000	121,037
5.125% Sr. Unsec. Nts., 9/30/24	150,000	162,844
5.75% Sub. Nts., 11/20/25	100,000	106,750
Cash America International, Inc., 5.75% Sr. Unsec. Nts., 5/15/18	30,000	32,362
Navient Corp.:
5.875% Sr. Unsec. Nts., 10/25/24	315,000	298,463
6.625% Sr. Unsec. Nts., 7/26/21	20,000	20,675
TMX Finance LLC/TitleMax Finance Corp., 8.50% Sr. Sec. Nts., 9/15/18[1]	130,000	102,538
		987,681
Insurance—0.5%
CNO Financial Group, Inc., 4.50% Sr. Unsec. Nts., 5/30/20	115,000	116,725
National Financial Partners Corp., 9% Sr. Unsec. Nts., 7/15/21[1]	140,000	145,075
		261,800

8 OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Real Estate Investment Trusts (REITs)—1.9%
Communications Sales & Leasing, Inc./CSL Capital LLC, 8.25% Sr. Unsec. Nts., 10/15/23	$115,000	$120,462
CTR Partnership LP/CareTrust Capital Corp., 5.875% Sr. Unsec. Nts., 6/1/21	70,000	71,750
Equinix, Inc.:
5.375% Sr. Unsec. Nts., 1/1/22	75,000	80,484
5.875% Sr. Unsec. Nts., 1/15/26	90,000	98,268
FelCor Lodging LP, 5.625% Sr. Sec. Nts., 3/1/23	140,000	144,550
GLP Capital LP/GLP Financing II, Inc., 4.875% Sr. Unsec. Nts., 11/1/20	125,000	134,375
Iron Mountain US Holdings, Inc., 5.375% Sr. Unsec. Nts., 6/1/26[1]	90,000	92,138
Iron Mountain, Inc., 6% Sr. Unsec. Nts., 10/1/20[1]	50,000	53,251
iStar, Inc., 4.875% Sr. Unsec. Nts., 7/1/18	110,000	111,402
Lamar Media Corp., 5.75% Sr. Unsec. Nts., 2/1/26[1]	55,000	59,675
MPT Operating Partnership LP/MPT Finance Corp., 6.375% Sr. Unsec. Nts., 3/1/24	65,000	71,663
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.875% Sr. Unsec. Nts., 3/15/25	90,000	96,637
		1,134,655
Real Estate Management & Development—0.6%
Country Garden Holdings Co. Ltd., 7.50% Sr. Unsec. Unsub. Nts., 1/10/23[1]	150,000	161,446
Realogy Group LLC/Realogy Co.-Issuer Corp.:
4.875% Sr. Unsec. Nts., 6/1/23[1]	110,000	112,068
5.25% Sr. Unsec. Nts., 12/1/21[1]	50,000	52,625
		326,139
Thrifts & Mortgage Finance—0.7%
Jefferies Finance LLC/JFIN Co.-Issuer Corp., 7.375% Sr. Unsec. Nts., 4/1/20[1]	115,000	110,400
Quicken Loans, Inc., 5.75% Sr. Unsec. Nts., 5/1/25[1]	115,000	115,322
Radian Group, Inc., 5.25% Sr. Unsec. Nts., 6/15/20	180,000	190,890
		416,612
Health Care—8.0%
Health Care Equipment & Supplies—0.6%
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., 8.125% Sec. Nts., 6/15/21[1]	70,000	61,950
Hill-Rom Holdings, Inc., 5.75% Sr. Unsec. Nts., 9/1/23[1]	45,000	47,475
Hologic, Inc., 5.25% Sr. Unsec. Nts., 7/15/22[1]	135,000	144,112
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.375% Sr. Unsec. Nts., 8/1/23[1]	45,000	47,250
Kinetic Concepts, Inc./KCI USA, Inc., 10.50% Sec. Nts., 11/1/18	45,000	46,463
		347,250
Health Care Providers & Services—5.1%
Acadia Healthcare Co., Inc.:
5.625% Sr. Unsec. Nts., 2/15/23	150,000	153,375
6.50% Sr. Unsec. Nts., 3/1/24	20,000	21,075

9 OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Health Care Providers & Services (Continued)
Amsurg Corp., 5.625% Sr. Unsec. Nts., 7/15/22	$35,000	$36,269
Centene Corp.:
4.75% Sr. Unsec. Nts., 5/15/22	140,000	146,125
5.625% Sr. Unsec. Nts., 2/15/21	20,000	21,325
6.125% Sr. Unsec. Nts., 2/15/24	20,000	21,850
CHS/Community Health Systems, Inc.:
5.125% Sr. Sec. Nts., 8/1/21	300,000	296,625
7.125% Sr. Unsec. Nts., 7/15/20	285,000	256,329
DaVita HealthCare Partners, Inc.:
5.00% Sr. Unsec. Nts., 5/1/25	60,000	60,960
5.125% Sr. Unsec. Nts., 7/15/24	30,000	31,031
5.75% Sr. Unsec. Nts., 8/15/22	145,000	152,612
Envision Healthcare Corp., 5.125% Sr. Unsec. Nts., 7/1/22[1]	55,000	55,825
FGI Operating Co. LLC/FGI Finance, Inc., 7.875% Sec. Nts., 5/1/20	75,000	62,812
Fresenius US Finance II, Inc., 4.50% Sr. Unsec. Nts., 1/15/23[1]	150,000	159,375
HCA, Inc.:
5.375% Sr. Unsec. Nts., 2/1/25	160,000	165,461
7.50% Sr. Unsec. Nts., 2/15/22	135,000	154,453
HealthSouth Corp., 5.75% Sr. Unsec. Nts., 11/1/24	135,000	140,670
IASIS Healthcare LLC/IASIS Capital Corp., 8.375% Sr. Unsec. Nts., 5/15/19	250,000	227,813
Kindred Healthcare, Inc., 6.375% Sr. Unsec. Nts., 4/15/22	55,000	52,319
LifePoint Health, Inc., 5.50% Sr. Unsec. Nts., 12/1/21	100,000	104,750
Select Medical Corp., 6.375% Sr. Unsec. Nts., 6/1/21	95,000	95,594
Tenet Healthcare Corp.:
6.75% Sr. Unsec. Nts., 6/15/23	265,000	253,572
8.125% Sr. Unsec. Nts., 4/1/22	190,000	193,325
Universal Health Services, Inc., 4.75% Sr. Sec. Nts., 8/1/22[1]	85,000	88,400
Universal Hospital Services, Inc., 7.625% Sec. Nts., 8/15/20	40,000	38,500
		2,990,445
Life Sciences Tools & Services—0.2%
DPx Holdings BV, 7.50% Sr. Unsec. Nts., 2/1/22[1]	45,000	47,981
Quintiles Transnational Corp., 4.875% Sr. Unsec. Nts., 5/15/23[1]	88,000	91,960
		139,941
Pharmaceuticals—2.1%
Concordia International Corp.:
7.00% Sr. Unsec. Nts., 4/15/23[1]	85,000	66,300
9.50% Sr. Unsec. Nts., 10/21/22[1]	250,000	206,875
Endo Finance LLC/Endo Finco, Inc., 5.375% Sr. Unsec. Nts., 1/15/23[1]	45,000	40,950
Endo Finance LLC/Endo Ltd./Endo Finco, Inc.:
6.00% Sr. Unsec. Nts., 7/15/23[1]	70,000	63,875
6.50% Sr. Unsec. Nts., 2/1/25[1]	110,000	98,175
Mallinckrodt International Finance SA/Mallinckrodt CB LLC:
4.875% Sr. Unsec. Nts., 4/15/20[1]	20,000	20,550
5.50% Sr. Unsec. Nts., 4/15/25[1]	60,000	59,400

10 OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Pharmaceuticals (Continued)
Mallinckrodt International Finance SA/Mallinckrodt CB LLC: (Continued)
5.75% Sr. Unsec. Nts., 8/1/22[1]	$85,000	$86,275
Prestige Brands, Inc., 6.375% Sr. Unsec. Nts., 3/1/24[1]	30,000	32,175
Valeant Pharmaceuticals International, Inc.:
5.375% Sr. Unsec. Nts., 3/15/20[1]	45,000	42,637
5.50% Sr. Unsec. Nts., 3/1/23[1]	120,000	105,000
5.875% Sr. Unsec. Nts., 5/15/23[1]	45,000	39,825
6.75% Sr. Unsec. Nts., 8/15/21[1]	95,000	90,844
7.25% Sr. Unsec. Nts., 7/15/22[1]	115,000	109,250
7.50% Sr. Unsec. Nts., 7/15/21[1]	155,000	152,917
		1,215,048
Industrials—11.1%
Aerospace & Defense—1.2%
CBC Ammo LLC/CBC FinCo, Inc., 7.25% Sr. Unsec. Nts., 11/15/21[1]	125,000	117,500
DigitalGlobe, Inc., 5.25% Sr. Unsec. Nts., 2/1/21[1]	65,000	65,000
LMI Aerospace, Inc., 7.375% Sec. Nts., 7/15/19	110,000	112,475
Spirit AeroSystems, Inc., 5.25% Sr. Unsec. Nts., 3/15/22	125,000	131,965
TransDigm, Inc., 6.375% Sr. Sub. Nts., 6/15/26[1]	110,000	112,750
Triumph Group, Inc., 5.25% Sr. Unsec. Nts., 6/1/22	145,000	139,562
		679,252
Air Freight & Couriers—0.4%
CEVA Group plc, 7% Sr. Sec. Nts., 3/1/21[1]	125,000	102,500
XPO Logistics, Inc.:
6.125% Sr. Unsec. Nts., 9/1/23[1]	20,000	20,600
7.875% Sr. Unsec. Nts., 9/1/19[1]	90,000	93,604
		216,704
Airlines—0.6%
Air Canada, 6.75% Sr. Sec. Nts., 10/1/19[1]	200,000	207,750
American Airlines Group, Inc.:
4.625% Sr. Unsec. Nts., 3/1/20[1]	30,000	30,187
5.50% Sr. Unsec. Nts., 10/1/19[1]	115,000	119,169
		357,106
Building Products—1.7%
CPG Merger Sub LLC, 8% Sr. Unsec. Nts., 10/1/21[1]	95,000	97,375
Elementia SAB de CV, 5.50% Sr. Unsec. Nts., 1/15/25[1]	230,000	241,704
Masco Corp., 4.45% Sr. Unsec. Nts., 4/1/25	115,000	123,798
Nortek, Inc., 8.50% Sr. Unsec. Nts., 4/15/21	135,000	141,419
Standard Industries, Inc., 5.375% Sr. Unsec. Nts., 11/15/24[1]	125,000	133,437
USG Corp., 5.50% Sr. Unsec. Nts., 3/1/25[1]	210,000	228,638
		966,371
Commercial Services & Supplies—2.4%
ACCO Brands Corp., 6.75% Sr. Unsec. Nts., 4/30/20	45,000	47,925
ADT Corp. (The), 5.25% Sr. Sec. Nts., 3/15/20	215,000	233,275
Advanced Disposal Services, Inc., 8.25% Sr. Unsec. Nts., 10/1/20	210,000	220,762
Cenveo Corp., 6% Sr. Sec. Nts., 8/1/19[1]	30,000	26,700

11 OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial Services & Supplies (Continued)
Clean Harbors, Inc.:
5.125% Sr. Unsec. Nts., 6/1/21	$110,000	$113,300
5.25% Sr. Unsec. Unsub. Nts., 8/1/20	200,000	205,600
Garda World Security Corp., 7.25% Sr. Unsec. Nts., 11/15/21[1]	200,000	183,500
Monitronics International, Inc., 9.125% Sr. Unsec. Nts., 4/1/20	125,000	116,250
R.R. Donnelley & Sons Co., 7.875% Sr. Unsec. Nts., 3/15/21	110,000	120,175
West Corp., 5.375% Sr. Unsec. Nts., 7/15/22[1]	120,000	117,450
		1,384,937
Electrical Equipment—0.4%
EnerSys, 5% Sr. Unsec. Nts., 4/30/23[1]	145,000	145,362
Sensata Technologies BV, 5.625% Sr. Unsec. Nts., 11/1/24[1]	105,000	111,694
		257,056
Machinery—1.9%
Amsted Industries, Inc., 5% Sr. Unsec. Nts., 3/15/22[1]	177,000	180,540
EnPro Industries, Inc., 5.875% Sr. Unsec. Nts., 9/15/22	85,000	88,187
Meritor, Inc., 6.25% Sr. Unsec. Nts., 2/15/24	245,000	230,398
Navistar International Corp., 8.25% Sr. Unsec. Nts., 11/1/21	205,000	169,473
Terex Corp.:
6.00% Sr. Unsec. Nts., 5/15/21	125,000	129,500
6.50% Sr. Unsec. Nts., 4/1/20	110,000	113,586
Xerium Technologies, Inc.:
8.875% Sr. Unsec. Nts., 6/15/18	95,000	97,138
9.50% Sr. Sec. Nts., 8/15/21[1]	95,000	97,613
		1,106,435
Professional Services—0.5%
FTI Consulting, Inc., 6% Sr. Unsec. Nts., 11/15/22	145,000	153,156
Nielsen Finance LLC/Nielsen Finance Co., 5% Sr. Unsec. Nts., 4/15/22[1]	155,000	159,824
		312,980
Road & Rail—0.2%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.25% Sr. Unsec. Nts., 3/15/25[1]	100,000	99,375
GFL Environmental, Inc., 9.875% Sr. Unsec. Nts., 2/1/21[1]	45,000	49,275
		148,650
Trading Companies & Distributors—1.4%
Aircastle Ltd., 5% Sr. Unsec. Nts., 4/1/23	25,000	26,562
American Builders & Contractors Supply Co., Inc., 5.75% Sr. Unsec. Nts., 12/15/23[1]	25,000	26,500
Fly Leasing Ltd., 6.75% Sr. Unsec. Nts., 12/15/20	75,000	77,344
HD Supply, Inc.:
5.25% Sr. Sec. Nts., 12/15/21[1]	75,000	80,203
5.75% Sr. Unsec. Nts., 4/15/24[1]	45,000	48,038
7.50% Sr. Unsec. Nts., 7/15/20[1]	140,000	145,950
Herc Rentals, Inc.:
7.50% Sec. Nts., 6/1/22[1]	70,000	73,010
7.75% Sec. Nts., 6/1/24[1]	40,000	41,900

12 OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Trading Companies & Distributors (Continued)
Standard Industries, Inc., 6% Sr. Unsec. Nts., 10/15/25[1]	$80,000	$88,000
United Rentals North America, Inc.:
4.625% Sr. Sec. Nts., 7/15/23	110,000	112,948
5.875% Sr. Unsec. Nts., 9/15/26	115,000	120,175
		840,630
Transportation Infrastructure—0.4%
Global Ports Finance plc, 6.872% Unsec. Nts., 1/25/22[1]	200,000	210,750
Information Technology—4.6%
Communications Equipment—0.8%
Avaya, Inc., 7% Sr. Sec. Nts., 4/1/19[1]	160,000	120,000
CommScope Technologies Finance LLC, 6% Sr. Unsec. Nts., 6/15/25[1]	50,000	53,312
Infor US, Inc., 6.50% Sr. Unsec. Nts., 5/15/22	125,000	127,344
Plantronics, Inc., 5.50% Sr. Unsec. Nts., 5/31/23[1]	40,000	41,700
Riverbed Technology, Inc., 8.875% Sr. Unsec. Nts., 3/1/23[1]	70,000	75,425
ViaSat, Inc., 6.875% Sr. Unsec. Nts., 6/15/20	25,000	25,891
		443,672
Electronic Equipment, Instruments, & Components—0.7%
Belden, Inc., 5.50% Sr. Sub. Nts., 9/1/22[1]	145,000	151,888
CDW LLC/CDW Finance Corp., 5% Sr. Unsec. Nts., 9/1/23	35,000	36,356
Zebra Technologies Corp., 7.25% Sr. Unsec. Nts., 10/15/22	220,000	239,800
		428,044
Internet Software & Services—0.3%
EarthLink Holdings Corp., 7.375% Sr. Sec. Nts., 6/1/20	150,000	157,688
IT Services—0.5%
Harland Clarke Holdings Corp., 6.875% Sr. Sec. Nts., 3/1/20[1]	160,000	154,800
Sabre GLBL, Inc., 5.25% Sr. Sec. Nts., 11/15/23[1]	120,000	124,200
		279,000
Semiconductors & Semiconductor Equipment—0.9%
Freescale Semiconductor, Inc., 6% Sr. Sec. Nts., 1/15/22[1]	130,000	137,101
Micron Technology, Inc.:
5.25% Sr. Unsec. Nts., 8/1/23[1]	55,000	53,488
5.50% Sr. Unsec. Nts., 2/1/25	35,000	34,081
5.875% Sr. Unsec. Nts., 2/15/22	20,000	20,225
7.50% Sr. Sec. Nts., 9/15/23[1]	25,000	27,625
NXP BV/NXP Funding LLC, 4.625% Sr. Unsec. Nts., 6/1/23[1]	230,000	243,225
		515,745
Software—0.3%
BMC Software Finance, Inc., 8.125% Sr. Unsec. Nts., 7/15/21[1]	115,000	101,775
Informatica LLC, 7.125% Sr. Unsec. Nts., 7/15/23[1]	50,000	47,500
Veritas US, Inc./Veritas Bermuda Ltd., 7.50% Sr. Sec. Nts., 2/1/23[1]	50,000	48,625
		197,900
Technology Hardware, Storage & Peripherals—1.1%
Denali International LLC/Denali Finance Corp., 5.625% Sr. Sec. Nts., 10/15/20[1]	110,000	115,198

13 OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Technology Hardware, Storage & Peripherals (Continued)
Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
5.875% Sr. Unsec. Nts., 6/15/21[1]	$60,000	$63,539
6.02% Sr. Sec. Nts., 6/15/26[1]	115,000	123,502
7.125% Sr. Unsec. Nts., 6/15/24[1]	65,000	70,466
NCR Corp., 6.375% Sr. Unsec. Nts., 12/15/23	45,000	47,812
Western Digital Corp.:
7.375% Sr. Sec. Nts., 4/1/23[1]	115,000	125,062
10.50% Sr. Unsec. Nts., 4/1/24[1]	85,000	96,263
		641,842
Materials—10.4%
Chemicals—1.7%
Blue Cube Spinco, Inc., 9.75% Sr. Unsec. Nts., 10/15/23[1]	60,000	71,250
Chemours Co. (The), 6.625% Sr. Unsec. Nts., 5/15/23	65,000	62,725
Chemtura Corp., 5.75% Sr. Unsec. Nts., 7/15/21	65,000	67,925
Hexion, Inc., 6.625% Sr. Sec. Nts., 4/15/20	170,000	148,220
Huntsman International LLC, 5.125% Sr. Unsec. Nts., 11/15/22	70,000	72,625
NOVA Chemicals Corp.:
5.00% Sr. Unsec. Nts., 5/1/25[1]	85,000	87,975
5.25% Sr. Unsec. Nts., 8/1/23[1]	40,000	41,650
PQ Corp., 6.75% Sr. Sec. Nts., 11/15/22[1]	225,000	239,062
Techniplas LLC, 10% Sr. Sec. Nts., 5/1/20[1]	120,000	100,800
Tronox Finance LLC, 6.375% Sr. Unsec. Nts., 8/15/20	125,000	113,750
		1,005,982
Construction Materials—1.1%
Cemex SAB de CV, 5.70% Sr. Sec. Nts., 1/11/25[1]	360,000	372,600
Union Andina de Cementos SAA, 5.875% Sr. Unsec. Nts., 10/30/21[1]	220,000	230,340
US Concrete, Inc., 6.375% Sr. Unsec. Nts., 6/1/24	65,000	67,925
		670,865
Containers & Packaging—2.4%
Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc.:
6.00% Sr. Unsec. Nts., 6/30/21[1]	90,000	93,150
6.75% Sr. Unsec. Nts., 1/31/21[1]	95,000	98,919
Ardagh Packaging Finance plc/Ardagh MP Holdings USA, Inc., 7% Sr. Unsec. Nts., 11/15/20[1]	16,765	16,828
Berry Plastics Corp.:
5.125% Sec. Nts., 7/15/23	115,000	118,881
5.50% Sec. Nts., 5/15/22	70,000	73,194
BWAY Holding Co., 9.125% Sr. Unsec. Nts., 8/15/21[1]	70,000	71,925
Coveris Holdings SA, 7.875% Sr. Unsec. Nts., 11/1/19[1]	130,000	133,250
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50% Sr. Unsec. Nts., 1/15/23	85,000	89,250
Graphic Packaging International, Inc., 4.125% Sr. Unsec. Nts., 8/15/24	70,000	70,875
Owens-Brockway Glass Container, Inc., 5% Sr. Unsec. Nts., 1/15/22[1]	45,000	47,531

14 OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Containers & Packaging (Continued)
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
5.125% Sr. Sec. Nts., 7/15/23[1]	$70,000	$72,713
5.75% Sr. Sec. Nts., 10/15/20	215,000	221,987
7.00% Sr. Unsec. Nts., 7/15/24[1]	20,000	21,463
8.25% Sr. Unsec. Nts., 2/15/21	55,000	57,262
Sealed Air Corp.:
4.875% Sr. Unsec. Nts., 12/1/22[1]	55,000	57,956
5.125% Sr. Unsec. Nts., 12/1/24[1]	55,000	59,125
6.50% Sr. Unsec. Nts., 12/1/20[1]	80,000	91,800
		1,396,109
Metals & Mining—4.8%
Alcoa, Inc.:
5.125% Sr. Unsec. Nts., 10/1/24	140,000	148,400
5.72% Sr. Unsec. Nts., 2/23/19	45,000	48,454
Aleris International, Inc., 7.875% Sr. Unsec. Nts., 11/1/20	86,000	89,010
AngloGold Ashanti Holdings plc, 5.125% Sr. Unsec. Nts., 8/1/22	100,000	104,375
ArcelorMittal:
6.125% Sr. Unsec. Nts., 6/1/25	40,000	43,200
6.50% Sr. Unsec. Nts., 3/1/21	95,000	103,550
Constellium NV, 5.75% Sr. Unsec. Nts., 5/15/24[1]	55,000	51,150
CSN Islands XII Corp., 7% Perpetual Bonds[1,5]	200,000	112,500
Evraz Group SA, 6.75% Sr. Unsec. Nts., 1/31/22[7]	200,000	206,912
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc., 6.125% Sr. Unsec. Nts., 6/15/19	50,000	50,750
Freeport-McMoRan, Inc.:
2.15% Sr. Unsec. Nts., 3/1/17	250,000	250,312
2.30% Sr. Unsec. Nts., 11/14/17	290,000	286,375
JSW Steel Ltd., 4.75% Sr. Unsec. Nts., 11/12/19	110,000	107,800
Metalloinvest Finance DAC, 5.625% Unsec. Nts., 4/17/20[1]	155,000	162,944
MMC Norilsk Nickel OJSC via MMC Finance Ltd., 6.625% Sr. Unsec. Nts., 10/14/22[1]	200,000	225,497
Nord Gold SE, 6.375% Sr. Unsec. Nts., 5/7/18[1]	245,000	257,685
Novelis Corp., 6.25% Sr. Unsec. Nts., 8/15/24[1]	50,000	52,250
Novelis, Inc., 8.75% Sr. Unsec. Nts., 12/15/20	85,000	89,197
Steel Dynamics, Inc., 5.125% Sr. Unsec. Nts., 10/1/21	125,000	130,625
Teck Resources Ltd.:
8.00% Sr. Unsec. Nts., 6/1/21[1]	20,000	21,700
8.50% Sr. Unsec. Nts., 6/1/24[1]	20,000	22,550
United States Steel Corp., 8.375% Sr. Sec. Nts., 7/1/21[1]	45,000	49,050
Vale Overseas Ltd., 6.25% Sr. Unsec. Nts., 8/10/26	170,000	176,375
Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75% Sr. Sec. Nts., 12/15/18[1]	15,000	15,525
		2,806,186
Paper & Forest Products—0.4%
Suzano Austria GmbH, 5.75% Sr. Unsec. Nts., 7/14/26[1]	205,000	210,125

15 OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Telecommunication Services—5.6%
Diversified Telecommunication Services—3.6%
CenturyLink, Inc.:
Series S, 6.45% Sr. Unsec. Nts., 6/15/21	$100,000	$107,937
Series Y, 7.50% Sr. Unsec. Nts., 4/1/24	110,000	119,556
FairPoint Communications, Inc., 8.75% Sr. Sec. Nts., 8/15/19[1]	300,000	307,875
Frontier Communications Corp.:
7.125% Sr. Unsec. Nts., 1/15/23	215,000	203,712
10.50% Sr. Unsec. Nts., 9/15/22	115,000	125,566
Intelsat Jackson Holdings SA, 7.25% Sr. Unsec. Nts., 10/15/20	60,000	46,950
Level 3 Financing, Inc.:
5.25% Sr. Unsec. Nts., 3/15/26[1]	115,000	119,600
5.375% Sr. Unsec. Nts., 8/15/22	305,000	319,915
5.625% Sr. Unsec. Nts., 2/1/23	100,000	105,125
T-Mobile USA, Inc.:
6.00% Sr. Unsec. Nts., 4/15/24	90,000	96,075
6.25% Sr. Unsec. Nts., 4/1/21	100,000	104,750
6.625% Sr. Unsec. Nts., 4/1/23	145,000	155,240
Windstream Services LLC:
6.375% Sr. Unsec. Nts., 8/1/23	60,000	54,825
7.75% Sr. Unsec. Nts., 10/15/20	65,000	66,950
7.75% Sr. Unsec. Nts., 10/1/21	65,000	65,163
Zayo Group LLC/Zayo Capital, Inc., 6% Sr. Unsec. Nts., 4/1/23	115,000	120,175
		2,119,414
Wireless Telecommunication Services—2.0%
Digicel Group Ltd., 7.125% Sr. Unsec. Nts., 4/1/22[1]	200,000	163,000
Millicom International Cellular SA, 6% Sr. Unsec. Nts., 3/15/25[1]	250,000	256,875
Sprint Communications, Inc., 7% Sr. Unsec. Nts., 3/1/20[1]	110,000	118,525
Sprint Corp.:
7.25% Sr. Unsec. Nts., 9/15/21	125,000	124,219
7.875% Sr. Unsec. Nts., 9/15/23	170,000	165,750
Telesat Canada/Telesat LLC, 6% Sr. Unsec. Nts., 5/15/17[1]	300,000	300,750
		1,129,119
Utilities—3.0%
Gas Utilities—0.2%
AmeriGas Partners LP/AmeriGas Finance Corp., 5.625% Sr. Unsec. Nts., 5/20/24	90,000	96,525
Ferrellgas LP/Ferrellgas Finance Corp., 6.50% Sr. Unsec. Nts., 5/1/21	50,000	47,375
		143,900
Independent Power and Renewable Electricity Producers—2.7%
AES Andres BV/Dominican Power Partners/Empresa Generadora de Electricidad It, 7.95% Sr. Unsec. Nts., 5/11/26[1]	100,000	105,625
AES Corp.:
5.50% Sr. Unsec. Nts., 3/15/24	195,000	203,287
6.00% Sr. Unsec. Nts., 5/15/26	20,000	21,250
7.375% Sr. Unsec. Nts., 7/1/21	85,000	97,962

16 OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Independent Power and Renewable Electricity Producers (Continued)
Calpine Corp.:
5.25% Sr. Sec. Nts., 6/1/26[1]	$70,000	$71,050
5.375% Sr. Unsec. Nts., 1/15/23	45,000	45,253
7.875% Sr. Sec. Nts., 1/15/23[1]	97,000	102,820
Dynegy, Inc.:
5.875% Sr. Unsec. Nts., 6/1/23	110,000	100,375
6.75% Sr. Unsec. Nts., 11/1/19	135,000	139,050
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 11.75% Sec. Nts., 3/1/22[1,3]	79,343	96,897
GenOn Energy, Inc., 9.50% Sr. Unsec. Nts., 10/15/18	60,000	47,250
Miran Mid-Atlantic Trust, 10.06% Sec. Pass-Through Certificates, Series C, 12/30/28	53,586	41,596
NRG Energy, Inc.:
6.25% Sr. Unsec. Nts., 7/15/22	175,000	179,594
6.625% Sr. Unsec. Nts., 3/15/23	145,000	148,625
7.25% Sr. Unsec. Nts., 5/15/26[1]	25,000	26,088
NRG Yield Operating LLC, 5.375% Sr. Unsec. Nts., 8/15/24	125,000	130,938
		1,557,660
Multi-Utilities—0.1%
InterGen NV, 7% Sr. Sec. Nts., 6/30/23[1]	55,000	45,375
Total Corporate Bonds and Notes (Cost $51,200,287)		51,957,625

	Shares
Common Stock—0.3%
Valeant Pharmaceuticals International, Inc.[6] (Cost $125,596)	5,132	148,982
Investment Company—5.7%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.35%[8,9,10] (Cost $3,316,307)	3,316,307	3,316,307
Total Investments, at Value (Cost $55,840,542)	96.9%	56,507,075
Net Other Assets (Liabilities)	3.1	1,782,770
Net Assets	100.0%	$58,289,845

Footnotes to Consolidated Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $25,667,054 or 44.03% of the Fund’s net assets at period end.

2. Represents the current interest rate for a variable or increasing rate security.

3. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

4. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Consolidated Notes.

5. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

6. Non-income producing security.

7. All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

8. Rate shown is the 7-day yield at period end.

17 OPPENHEIMER GLOBAL HIGH YIELD FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

9. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares May 31, 2016	Gross Additions	Gross Reductions	Shares August 31, 2016
Oppenheimer Institutional Money Market Fund, Cl. E10	4,257,128	8,871,374	9,812,195	3,316,307

	Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E10	$3,316,307	$2,985

10. Effective September 28, 2016, the fund will change its name to Oppenheimer Institutional Government Money Market Fund.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$44,126,281	78.1%
Canada	1,854,273	3.3
Russia	1,708,670	3.0
Brazil	1,432,768	2.5
Mexico	921,180	1.6
Netherlands	701,824	1.2
Luxembourg	533,906	0.9
Argentina	490,031	0.9
China	480,439	0.9
Ireland	458,550	0.8
Chile	336,695	0.6
Colombia	310,875	0.6
Kazakhstan	308,555	0.5
Turkey	298,397	0.5
France	230,794	0.4
Peru	230,340	0.4
Germany	228,356	0.4
Barbados	220,119	0.4
Jersey, Channel Islands	211,087	0.4
India	196,997	0.4
Greece	191,100	0.3
Israel	178,925	0.3
Belgium	174,125	0.3
United Kingdom	170,587	0.3
Jamaica	163,000	0.3
Dominican Republic	105,625	0.2
South Africa	104,375	0.2
New Zealand	94,175	0.2
Australia	45,026	0.1
Total	$56,507,075	100.0%

18 OPPENHEIMER GLOBAL HIGH YIELD FUND

Centrally Cleared Credit Default Swaps at August 31, 2016
Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value
CDX.EM.25	Buy	1.000%	6/20/21	USD	500	$(34,956)	$31,015
CDX.HY.25	Buy	5.000	12/20/20	USD	495	1,111	(29,125)
Total of Centrally Cleared Credit Default Swaps						$(33,845)	$1,890

Over-the-Counter Credit Default Swaps at August 31, 2016
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value
Republic of Turkey	HSBC	Buy	1.000	6/20/21	USD	535	$(39,826)	$30,734

Glossary:

Counterparty Abbreviations

HSBC	HSBC Bank USA NA

Definitions
CDX.EM.25	Markit CDX Emerging Markets Index
CDX.HY.25	Markit CDX High Yield Index

19 OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS August 31, 2016 Unaudited

1. Organization

Oppenheimer Global High Yield Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global High Yield Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in Regulation S securities. Regulation S securities are securities of U.S. and non-U.S. issuers that are issued through private offerings without registration with the Securities and Exchange Commission pursuant to Regulation S under the Securities Act of 1933. The Fund applies its investment restrictions and compliance policies and procedures, on a look-through basis, to the Subsidiary. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

At period end, the Fund owned 10,800 shares with net assets of $555,655 in the Subsidiary.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review,

20 OPPENHEIMER GLOBAL HIGH YIELD FUND

3. Securities Valuation (Continued)

approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

21 OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day

22 OPPENHEIMER GLOBAL HIGH YIELD FUND

3. Securities Valuation (Continued)

prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
U.S. Government Obligation	$—	$585,690	$—	$585,690
Foreign Government Obligation	—	306,876	—	306,876
Corporate Loans	—	191,595	—	191,595
Corporate Bonds and Notes	—	51,957,625	—	51,957,625
Common Stock	148,982	—	—	148,982
Investment Company	3,316,307	—	—	3,316,307

Total Investments, at Value	3,465,289	53,041,786	—	56,507,075

23 OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Other Financial Instruments:
Swaps, at value	$—	$30,734	$—	$30,734
Centrally cleared swaps, at value	—	31,015	—	31,015

Total Assets	$3,465,289	$53,103,535	$—	$56,568,824

Liabilities Table
Other Financial Instruments:
Centrally cleared swaps, at value	$—	$(29,125)	$—	$(29,125)

Total Liabilities	$—	$(29,125)	$—	$(29,125)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services

24 OPPENHEIMER GLOBAL HIGH YIELD FUND

4. Investments and Risks (Continued)

to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended. Effective September 28, 2016, IMMF will change its name to Oppenheimer Institutional Government Money Market Fund.

Loans. The Fund invests in loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or indirectly through participation agreements or certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a

25 OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis as follows:

When-Issued or
Delayed Delivery
Basis Transactions

Purchased securities	$45,000

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the

Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest at period end is as follows:

Cost	$473,477
Market Value	$181,510
Market Value as % of Net Assets	0.31%

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to

26 OPPENHEIMER GLOBAL HIGH YIELD FUND

5. Market Risk Factors (Continued)

various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value

27 OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Consolidated Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $4,636 and $4,734, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit

28 OPPENHEIMER GLOBAL HIGH YIELD FUND

6. Use of Derivatives (Continued)

risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

At period end, the Fund had no such forward currency exchange contracts outstanding.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Consolidated Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

At period end, the Fund had no outstanding futures contracts.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement

29 OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $19,094 on purchased call options.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $19,071 on written call options.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the reporting period was as follows:

	Number of Contracts	Amount of Premiums

Options outstanding as of
May 31, 2016	—	$—
Options written	1,360	29,240
Options exercised	(1,360)	(29,240)

Options outstanding as of August 31, 2016	—	$—

30 OPPENHEIMER GLOBAL HIGH YIELD FUND

6. Use of Derivatives (Continued)

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection

31 OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset.

Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

For the reporting period, the Fund had ending monthly average notional amounts of $1,012,500 on credit default swaps to buy protection.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

32 OPPENHEIMER GLOBAL HIGH YIELD FUND

6. Use of Derivatives (Continued)

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction.

Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the

33 OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

7. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$55,842,981
Federal tax cost of other investments	73,671

Total federal tax cost	$55,916,652

Gross unrealized appreciation	$2,080,899
Gross unrealized depreciation	(1,457,852)

Net unrealized appreciation	$623,047

34 OPPENHEIMER GLOBAL HIGH YIELD FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 8/31/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global High Yield Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	10/17/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	10/17/2016

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	10/17/2016